UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided under Item 3.02 below is incorporated by reference to this Item 1.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On September 29, 2015, Western Digital Corporation (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Unis Union Information System Ltd., a Hong Kong corporation (the “Investor”), and Unisplendour Corporation Limited, a Chinese corporation (the “Guarantor”), pursuant to which the Company agreed to issue and sell to the Investor 40,814,802 shares of the Company’s common stock (the “Shares”) for $92.50 per share, for an aggregate purchase price of approximately $3.775 billion, and the Guarantor agreed to guarantee the payment and performance of Investor’s obligations therein (collectively, the “Transaction”). The Investor’s ownership in the Company’s common stock will be approximately 15% of the Company’s total issued and outstanding shares of common stock as of September 25, 2015, as adjusted for the issuance of the Shares.

The closing of the Transaction is subject to certain closing conditions. These closing conditions include clearance by the U.S. Committee on Foreign Investment in the United States and the receipt of requisite regulatory approvals, including clearance by U.S. antitrust authorities and certain Chinese regulatory approvals, including clearance by the Ministry of Commerce of the People’s Republic of China, the Ministry of Education of the People’s Republic of China, the National Development and Reform Commission of the People’s Republic of China and the State Administration of Foreign Exchange of the People’s Republic of China. In addition, the Investor’s obligation to purchase the shares of common stock of the Company and the Guarantor’s guarantee are subject to approval of the Transaction by shareholders of the Guarantor. The Transaction is expected to close in the fourth quarter of calendar 2015 or the first quarter of calendar 2016.

At the closing of the Transaction, the Company, the Investor and the Guarantor would enter into an investor rights agreement (the “Investor Rights Agreement”). Under the Investor Rights Agreement, as long as the Investor and the Guarantor hold more than 10% of the issued and outstanding shares of common stock of the Company, the Investor will have the right to nominate one representative for election to the Board of Directors of the Company. In addition, until the later of such time as the Investor and the Guarantor hold less than 5% of the total voting power of the Company and six months following the date on which the Investor is no longer entitled to nominate a representative for election to the Board of Directors of the Company, each of the Investor and the Guarantor has agreed to vote its shares in accordance with the recommendation of the Company on various matters submitted to a vote of the stockholders of the Company, including, among other things, matters relating to the election of directors, business combination transactions, the issuance of indebtedness and compensation matters. Otherwise, the Investor and the Guarantor may vote such shares in their discretion. Further, under the Investor Rights Agreement, the Investor and the Guarantor will be subject to a customary standstill restriction which, among other things, generally prohibits the Investor and the Guarantor from purchasing additional securities of the Company beyond the 15% ownership level acquired under the Stock Purchase Agreement. The standstill terminates at the latest to occur of the fifth anniversary of closing, such time as the Investor and the Guarantor hold less than 5% of the Company’s voting securities and three months following the date on which the Investor is no longer entitled to nominate a representative for election to the Board of Directors of the Company. In addition, the Investor and the Guarantor have agreed to a lock-up restriction such that the Investor and the Guarantor will not sell the Shares for a period of five years following the closing, subject to certain exceptions, including the elimination of the lock-up restriction for 2.5% of the Shares on the six-month anniversary following the closing, and an additional 5%, 15%, 20% and 27.5% of the Shares on each of the first, second, third and fourth year anniversaries, respectively, following the closing. The Investor will have certain registration rights under the Investor Rights Agreement with respect to the Shares.

Item 7.01 Regulation FD Disclosure.

On September 30, 2015, the Company issued a press release announcing its entry into the Stock Purchase Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

On September 30, 2015, the Company released the WDC Equity Investment by Unisplendour Corporation (Unis) FAQ attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The WDC Equity Investment by Unisplendour Corporation (Unis) FAQ is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation, dated September 30, 2015.

99.2	WDC Equity Investment by Unisplendour Corporation (Unis) FAQ released by Western Digital Corporation.

Safe Harbor for Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the expected timing of the completion of the Transaction and the expected benefits and other impacts. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including: the possibility that the Transaction may not close within the anticipated timeframe or at all; the expected benefits and other impacts resulting from the Transaction may not materialize as expected; volatility in global economic conditions; business conditions and growth in the storage ecosystem; pricing trends and fluctuations in average selling prices; the availability and cost of commodity materials and specialized product components; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; actions by competitors; and other risks and uncertainties in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K filed on August 21, 2015. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and none of the Company, the Investor or the Guarantor undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: September 30, 2015		Michael C. Ray
Senior Vice President, General Counsel and Secretary